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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 5, 2006


                        EMMIS COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)


              0-23264                                     35-1542018
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     (Commission File Number)                 (IRS Employer Identification No.)


   ONE EMMIS PLAZA, 40 MONUMENT CIRCLE,
    SUITE 700, INDIANAPOLIS, INDIANA                         46204
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 (Address of Principal Executive Offices)                  (Zip Code)


                                  317-266-0100
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 8, 2006, Emmis Communications Corporation (the "Corporation") issued a press release announcing that it had entered into agreements to sell two of its broadcast properties for aggregate consideration of $295 million. On May 5, 2006, the Corporation entered an agreement to sell the assets of WCKF-TV in Orlando to Hearst-Argyle Television, Inc. for $217.5 million and also entered into an agreement to sell the assets of KKFR-FM (Power 92.3) in Phoenix to Bonneville International Corporation and Bonneville Holding Company for $77.5 million. Each of the transactions contains or provides for customary representations, warranties and covenants, and is subject to standard closing conditions, including but not limited to approvals by the Federal Communications Commission.

         The foregoing description of the transactions does not purport to be a complete statement of the parties' rights and obligations under the asset purchase agreements and is qualified in its entirety by reference to the purchase agreements, which are filed with this report as Exhibits 10.1 and 10.2.

         A copy of the press release is attached as Exhibit 99.1 and incorporated in this item by reference.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         The press release also announced that the Corporation completed the sale of the assets of WRDA-FM to Radio One for $20 million on May 5, 2006. The Corporation had announced in September of 2005 that it had entered into a definitive agreement for the sale of the station.

         A copy of the press release is attached as Exhibit 99.1 and incorporated in this item by reference.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         The press release also announced that the Corporation had expensed $1.1 million of third-party acquisition-related costs associated with the acquisition of the Washington Nationals Major League Baseball franchise in its year ended February 28, 2006 as a result of Major League Baseball's announcement that it had awarded the right to purchase the Washington Nationals to another bidder.

         A copy of the press release is attached as Exhibit 99.1 and incorporated in this item by reference.

ITEM 8.01   OTHER EVENTS

         The press release also announced that ECC Acquisition, Inc., an Indiana corporation wholly owned by the Corporation's Chairman, Chief Executive Officer and controlling shareholder, has made a proposal to acquire the outstanding publicly held shares of the Corporation for a cash purchase price of $15.25 per share.

         A copy of the press release is attached as Exhibit 99.1 and incorporated in this item by reference.

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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

EXHIBIT #           EXHIBIT
---------           -------
10.1                Asset Purchase Agreement, dated May 5, 2006, between Emmis
                    Communications  Corporation and Hearst-Argyle  Television,
                    Inc.

10.2                Letter   Agreement,   dated  May  5,  2006,   among  Emmis
                    Communications   Corporation,   Bonneville   International
                    Corporation and Bonneville Holding Company

99.1                Press Release dated May 8, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EMMIS COMMUNICATIONS CORPORATION

Date:    May 8, 2006                  By: /s/ J. Scott Enright
                                          ------------------------------
                                          Name:   J. Scott Enright
                                          Title:  Vice President, Associate
                                                  General Counsel and Secretary


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                                  EXHIBIT INDEX

NO.                 DESCRIPTION
---                 -----------
10.1                Asset Purchase Agreement, dated May 5, 2006, between Emmis
                    Communications  Corporation and Hearst-Argyle  Television,
                    Inc.

10.2                Letter   Agreement,   dated  May  5,  2006,   among  Emmis
                    Communications   Corporation,   Bonneville   International
                    Corporation and Bonneville Holding Company

99.1                Press Release dated May 8, 2006